UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): September 15, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                1-32532                                 20-0865835
        (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

 50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
      (Address of principal executive offices)           (Zip Code)

    P.O. Box 391, Covington, Kentucky                    41012-0391
            (Mailing Address)                            (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.   Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers

         (b) On September 15, 2005, Garry M. Higdem resigned as Senior Vice President of Ashland Inc. ("Ashland") and President of Ashland Paving And Construction ("APAC"), a subsidiary of Ashland, to attend to a serious family health matter.
         (c) On September 15, 2005,  Ashland's Board of Directors appointed
R. Kirk Randolph a Vice President of Ashland and President of APAC. Mr. Randolph, age 42, most recently served as the Vice President, Design/Build for APAC. From January 2002 through October 2004 he served as Vice President of Operations Support for APAC. From January 2000 through January of 2002, he served as a Regional Vice President of APAC.
         Mr. Randolph will enter into an employment agreement with Ashland that provides, in the event that his employment is terminated without cause, he will be entitled to receive payment of his salary for a period of two years after termination of his employment. If Mr. Randolph is terminated without cause, or if he resigns for good reason, within two years after a change in control of Ashland, he would receive a payment equal to three times the highest of his annual compensation, including incentive compensation, during the prior three fiscal years preceding the change in control. In addition, certain benefits would continue for periods up to three years, depending on the benefit. The terms "cause," "good reason" and "change in control" are defined in the agreement. Certain other executives of Ashland have employment agreements with Ashland containing these same terms. A form of the Ashland Inc. Executive Employment Contract is filed as Exhibit 10.6 to Ashland's Form 10-K for the fiscal year ended September 30, 2002, and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

         (d) Exhibits

         10 - Form of Ashland Inc. Executive Employment Contract between Ashland Inc. and certain executives of Ashland (filed as Exhibit 10.6 to Ashland's annual report on Form 10-K for the fiscal year ended September 30, 2002, and incorporated herein by reference).


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ASHLAND INC.
                               -------------------------------------------
                                             (Registrant)




Date:  September 19, 2005      /s/ David L. Hausrath
                               -------------------------------------------
                                 Name:    David L. Hausrath
                                 Title:   Senior Vice President,
                                          General Counsel
                                          and Secretary

                               Exhibit Index

         10 - Form of Ashland Inc. Executive Employment Contract between Ashland Inc. and certain executives of Ashland (filed as Exhibit 10.6 to Ashland's annual report on Form 10-K for the fiscal year ended September 30, 2002, and incorporated herein by reference).